GUARANTY


THIS GUARANTY is made as of the 13th day of October, 1994, by the undersigned (collectively, "Guarantors") pursuant to that certain Credit Agreement of even date herewith (as the same may have been or may hereafter be amended, modified, extended, renewed, supplemented or replaced from time to time, the "Credit Agree-ment"), among AAI CORPORATION, a Maryland corporation ("Borrow-er"), FIRST FIDELITY BANK, NATIONAL ASSOCIATION, as Agent ("Agent"), the Lenders parties thereto and the Issuing Bank party thereto, which shall be fair and sufficient consideration for the execution of this Guaranty.

1.Construction and Definitions. The use herein of the singular shall also refer to the plural and vice versa, and the use herein of any gender, including the neuter, shall also refer to each of the other genders, including the neuter. All capitalized terms used in this Guaranty without definition shall have the meanings assigned to them in the Credit Agreement. The captions and head-ings contained in this Guaranty are for convenience of reference only and shall not affect the meaning, or the construction or interpretation, of this Guaranty. The phrases "satisfactory to Agent," "acceptable to Agent" and similar phrases shall mean satisfactory or acceptable to Agent, in Agent's discretion exer-cised in good faith. In addition to terms defined elsewhere in this Guaranty, the following terms shall have the following mean-ings when used herein:

              "Agent Notice Address" shall mean 123 South Broad
Street, Philadelphia, Pennsylvania 19109.

              "good faith" shall mean, with respect to a determi-nation, request or other action to be made or taken "in good faith," that such determination, request or other action shall be made or taken honestly and not maliciously.

              "Guarantor Address" shall mean York Road and Indus-try Lane, Hunt Valley, Maryland 21030.

              "Issuing Bank" shall mean the person from time to time party to the Credit Agreement as "Issuing Bank."

              "Lenders" shall mean the persons from time to time parties to the Credit Agreement as "Lenders."

              "Obligations" shall mean, as the same may be waived, amended, modified, extended, renewed, supplemented, in-creased, refinanced, consolidated or replaced from time to time, all present and future Revolving Credit Loans, L/C Reimbursement Obligations and all other Indebtedness and obligations of Borrow-er to Agent, each Lender and Issuing Bank of every kind and na-ture arising under or in connection with the Credit Agreement or the other Credit Documents (including, without limitation, all principal amounts, including future advances, interest charges, fees, commissions, indemnification obligations (including obliga-tions to indemnify Agent, any Lender or Issuing Bank), and all other charges and sums, as well as all costs and expenses, in-cluding reasonable attorneys' fees and expenses, payable or reim-bursable by Borrower under or pursuant to the Credit Agreement and the other Credit Documents), whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, liquidated or unliquidated, secured or unsecured, relat-ed or unrelated to the Credit Agreement, whether or not now con-templated, whether arising in contract, tort or otherwise, and whether or not any instrument or agreement relating thereto spe-cifically refers to this Guaranty. Interest charges guaranteed under this Guaranty shall include interest accruing during any period that Borrower is a debtor in any case under any chapter of the Bankruptcy Code or is the subject of an assignment for the benefit of creditors or any bankruptcy, reorganization, insolven-cy, readjustment of debt, trusteeship, receivership, dissolution or liquidation law, statute or proceeding, whether or not a claim for interest accruing after commencement of any such case or proceeding is allowed in such case or proceeding.

              "person" shall mean any individual, corporation, limited liability company, partnership, joint venture, associa-tion, trust, business trust, Governmental Authority (or subdivi-sion, agency or department thereof) or other entity of any kind.

              "Restored Payment" shall have the meaning assigned to such term in Section 2 of this Guaranty.

              "Revocation Notice" shall mean a written notice by any of Guarantors to Agent, each Lender and Issuing Bank of revo-cation of such Guarantor's continuing agreements under this Guar-anty.

        2. Guaranty. Each Guarantor hereby, jointly and sev-erally with the other Guarantors, unconditionally, directly and absolutely guarantees to Agent, each Lender and Issuing Bank, their successors and assigns, payment by Borrower when due (whet-her by demand, stated maturity, acceleration or otherwise) of all of the Obligations. This Guaranty shall be a continuing guaranty and each of Guarantors hereby waives notice of acceptance of this Guaranty with respect to each of the Obligations that may now exist or may hereafter come into existence. If any of the Obli-gations are not paid when due (whether by demand, stated maturi-ty, acceleration or otherwise), or if any other Event of Default shall occur and be continuing, all of the Obligations shall, at the option of Required Lenders, become due and payable for the purposes of this Guaranty and the liability of each Guarantor hereunder. Each Guarantor further agrees that any claim which such Guarantor may now or hereafter have against Agent, any of Lenders or Issuing Bank or any other person for any reason what-soever shall not affect such Guarantor's obligations under this Guaranty and shall not be used or asserted against Agent, any Lender or Issuing Bank as a defense to the performance of said obligations or as a setoff, counterclaim or deduction against any sums due hereunder. Notwithstanding any partial or entire pay-ment of all or any of the Obligations by any person, this Guaran-ty shall remain in effect or be reinstated, as the case may be, as though such payment had never been made, with respect to any such payment which is rescinded or recovered from or restored or returned by Agent, any Lender or Issuing Bank under authority of any law, rule, regulation, order of court or governmental agency, or in connection with any compromise or settlement relating ther-eto or relating to any pending or threatened action, suit or proceeding relating thereto, whether arising out of any proceed-ings under the United States Bankruptcy Code or otherwise (each such payment a "Restored Payment").

       3. Representations and Warranties. Each of Guarantors represents and warrants to Agent, each of Lenders and Issuing
Bank that:

             (a)    Authority, Enforceability and Conflicts.
Such Guarantor has full power and authority to enter into this Agreement and all other Credit Documents executed by it in con-nection with this Agreement, to execute and deliver all documents and instruments required hereunder and thereunder, and to incur and perform the obligations provided for herein and therein, all of which have been duly authorized by all necessary action, and no consent or approval of any person, including, without limita-tion, any Governmental Authority, which has not been obtained, is required as a condition to the validity or enforceability hereof or thereof. This Agreement and all other Credit Documents exe-cuted by such Guarantor in connection with this Agreement have been duly executed and delivered by such Guarantor and consti-tute, and will continue to constitute, the valid and legally binding obligations of such Guarantor and are, and will continue to be, fully enforceable against such Guarantor in accordance with their terms, subject to bankruptcy and other laws affecting the rights of creditors generally. The execution, delivery and performance by such Guarantor of this Agreement and all other Credit Documents executed by such Guarantor in connection with this Agreement, will not violate any Legal Requirement or any material contract, agreement, instrument or other document or obligation to which such Guarantor is a party or by which such Guarantor, or any of its property, is bound. Such Guarantor is not in default under any material instrument, contract, agree-ment, indenture, mortgage, deed of trust or other document or obligation to which such Guarantor is a party or by which such Guarantor, or any of its property, is bound.

             (b) Corporate Matters. Such Guarantor is a cor-poration duly incorporated, legally existing and in good standing under the laws of the state of its incorporation, has the power to own its property and to conduct its business, and is duly qualified to do business, and is in good standing, in each juris-diction where the failure to be so qualified or in good standing would have a material adverse effect on its ability to own, lease or operate its property or conduct its business. The chief exec-utive office (within the meaning of Section 9-103 of the Maryland Uniform Commercial Code) of such Guarantor is located at the address indicated for such Guarantor in Schedule 3(b) to this Guaranty, and all business, office and storage locations of such Guarantor are located at the addresses indicated for such Guaran-tor in Schedule 3(b) to this Guaranty. All books and records of such Guarantor are located at the address indicated for such Guarantor in Schedule 3(b) to this Guaranty.

             (c) Claims and Proceedings. To the knowledge and belief of such Guarantor after diligent inquiry and except as set forth in Schedule 3(c) to this Guaranty (i) there are no judg-ments, injunctions or similar orders or decrees outstanding against such Guarantor, (ii) there are no claims, actions, suits or proceedings pending or overtly threatened against such Guaran-tor, or any of its property, at law or in equity, by or before any Governmental Authority, and (iii) there are no strikes, work stoppages, material grievance proceedings or other material con-troversies pending or, to the knowledge and belief of such Guar-antor, imminent or overtly threatened between such Guarantor and any employees of such Guarantor or between such Guarantor and any union or other collective bargaining unit representing employees of such Guarantor. Such Guarantor is not insolvent (as defined in Section 101(32) of the United States Bankruptcy Code), unable to pay its debts as they mature or engaged in business for which its property is an unreasonably small capital. Such Guarantor is not and has not been the subject of any bankruptcy, reorganiza-tion, insolvency, readjustment of debt, trusteeship, receiver-ship, dissolution or liquidation law, statute or proceeding.

             (d) Compliances. Except as set forth in Sched-ule 3(d) to this Guaranty, such Guarantor has filed all federal, State, local and foreign tax returns which are required to be filed by it, and has paid all federal, State, local and foreign taxes shown to be due on such tax returns or which have been assessed against it. Such Guarantor has duly obtained and now holds in full force and effect all licenses, permits, certifica-tions, approvals and the like which it is required by any Legal Requirement to hold and the failure to hold which could reason-ably be expected to have a Material Adverse Effect. Such Guaran-tor is not in violation of, or, to the knowledge and belief of such Guarantor, under investigation with respect to or threatened to be charged with or given notice of a violation of, any Legal Requirement, including, without limitation, ERISA, any Environ-mental Laws or any law, rule, regulation or order relating to the collection, payment and deposit of employees' income, unemploy-ment or social security taxes or of sales, use or excise taxes, or relating to occupational safety and health, or relating to public health, except for any non-compliance which could not reasonably be expected to result in the imposition of a Lien upon any of the property, assets or revenues of such Guarantor or any Other Obligor or expose such Guarantor or any Other Obligor to potential liability in excess of One Hundred Thousand Dollars ($100,000.00).

             (e) Material Litigation; Material Adverse Effect. There has not occurred any change in the assets, business, opera-tions, business prospects or financial condition of such Guaran-tor or its Subsidiaries which could reasonably be expected to have a Material Adverse Effect. No Material Litigation is pend-ing or overtly threatened against such Guarantor or any of its Subsidiaries.

             (f) Environmental Matters. To the knowledge and belief of such Guarantor and except as set forth in Schedule 3(f) to this Guaranty: (i) no Hazardous Substance has been released, discharged, emitted or disposed of on any real property or im-provements owned, leased, subleased, occupied, used or operated by such Guarantor or any of its Subsidiaries ("Real Property") except in compliance with Environmental Laws and except as could not reasonably be expected to result in the imposition of a Lien upon any of the property, assets or revenues of such Guarantor, any of its Subsidiaries or any Other Obligor or exposure of such Guarantor, any of its Subsidiaries or any Other Obligor to po-tential liability, whether for the cost of cure or remediation or otherwise, in excess of One Hundred Thousand Dollars ($100,000.0-
0); (ii) there is no Hazardous Substance Contamination of any of the Real Property which could reasonably be expected to result in the imposition of a Lien upon any of the property, assets or revenues of such Guarantor, any of its Subsidiaries or any Other Obligor or exposure of such Guarantor, any of its Subsidiaries or any Other Obligor to potential liability, whether for the cost of cure or remediation or otherwise, in excess of One Hundred Thou-sand Dollars ($100,000.00); (iii) all of the Real Property, and all operations now or previously conducted on the Real Property by such Guarantor or any of its Subsidiaries, comply with all Environmental Laws, except for any non-compliance which could not reasonably be expected to result in the imposition of a Lien upon any of the property, assets or revenues of such Guarantor, any of its Subsidiaries or any Other Obligor or exposure of such Guaran-tor, any of its Subsidiaries or any Other Obligor to potential liability, whether for the cost of cure or remediation or other-wise, in excess of One Hundred Thousand Dollars ($100,000.00);
(iv) no underground storage tanks are located on any of the Real Property; and (v) except as set forth in Schedule 3(f), neither such Guarantor nor any of its Subsidiaries has received, or is aware of, any Environmental Claim against, relating to or affect-ing in any way such Guarantor or any of its Subsidiaries or any operations conducted on any of the Real Property by such Guaran-tor or any other Person which could reasonably be expected to result in the imposition of a Lien upon any of the property, assets or revenues of such Guarantor, any of its Subsidiaries or any Other Obligor or exposure of such Guarantor, any of its Sub-sidiaries or any Other Obligor to potential liability, whether for the cost of cure or remediation or otherwise, in excess of One Hundred Thousand Dollars ($100,000.00).

             (g) Margin Stock. None of the proceeds of any Revolving Credit Loans or other credit extended pursuant to the Credit Agreement will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" (as defined in Regulation U of the Board of Governors of the United States Federal Reserve System) or for the purpose of maintaining, reduc-ing or retiring any Indebtedness which was originally incurred to purchase or carry any such margin stock or for any other purpose which might constitute any of the transactions contemplated by the Credit Agreement a "purpose credit" within the meaning of such Regulation U or any other regulation of such Board of Gover-nors.

        4. Waiver of Trial by Jury. Each of Guarantors agrees and, by their acceptance hereof, each of Agent, Lenders and Issu-ing Bank agrees, that any action, suit or proceeding involving any claim, counterclaim or cross-claim arising out of or in any way relating, directly or indirectly, to this Guaranty, the Cred-it Agreement or the other Credit Documents, or any liabilities, rights or interests of such Guarantor, Agent, any Lender, Issuing Bank or any other person arising out of or in any way relating, directly or indirectly, to any of the foregoing, shall be tried by a court and not by a jury. To the fullest extent permitted by applicable law, each of Guarantors waives, and by their accep-tance hereof, each of Agent, Lenders and Issuing Bank waives, any right to trial by jury in any such action, suit or proceeding, with the understanding and agreement that this waiver constitutes a waiver of trial by jury of all claims, counterclaims and cross-claims against all parties to such actions, suits or proceedings, including claims, counterclaims and cross-claims against parties who are not parties to this Guaranty, the Credit Agreement or the other Credit Documents. This waiver is knowingly, willingly and voluntarily made by each of Guarantors, Agent, Lenders and Issu-ing Bank and each of Guarantors acknowledges and agrees, and by their acceptance hereof, each of Agent, Lenders and Issuing Bank acknowledges and agrees, that this waiver of trial by jury is a material aspect of the agreements among Guarantors, Agent, Lend-ers and Issuing Bank and that no representations of fact or opin-ion have been made by any person to induce this waiver of trial by jury or to modify, limit or nullify its effect.

        5. Additional Waivers. Each of Guarantors hereby waives notice of each and every one of the following acts, events and/or conditions and agrees that, without necessity for any express reservation of rights against any of Guarantors, neither the occurrence or existence of any such act, event or condition, nor Agent's, any Lender's or Issuing Bank's commission of or omission to do any such act, event or condition, in any number of instances, whether before or after receipt by Agent, Lenders and Issuing Bank of a Revocation Notice, shall in any way release, discharge, impair or diminish any obligations or liability of any of Guarantors hereunder: (a) the amendment, modification, renew-al, extension or refinancing of, or the granting by Agent, any Lender or Issuing Bank of any indulgence of any nature with re-spect to, or the invalidity, voidability, unenforceability, com-promise, settlement, release, waiver, discharge or impairment, in whole or in part, of, the Credit Agreement, any of the other Credit Documents, any of the Obligations or any obligation of any Other Obligor with respect to any of the Obligations; (b) any defense of Borrower or any Other Obligor to payment of any of the Obligations; (c) the addition of any maker, guarantor, surety, endorser, indemnitor or other person primarily or secondarily liable for or obligated upon any of the Obligations; (d) assumpt-ion of any of the Obligations by any other person, whether by assignment, sale, merger, consolidation, sublease, conveyance or otherwise; (e) delivery to Agent, any Lender or Issuing Bank or acceptance by Agent, any Lender or Issuing Bank of any promissory note or other instrument or writing evidencing or otherwise re-lating to any of the Obligations; (f) the institution of any suit, the obtaining of any judgment or the exercise of any other right or remedy against Borrower or any Other Obligor, each of Guarantors hereby agreeing that if any of the Obligations are not paid when due (whether by demand, stated maturity, acceleration or otherwise) or if an Event of Default shall occur and be con-tinuing, legal proceedings to enforce payment under this Guaranty may be instituted and prosecuted against any or all of Guarantors without first having recourse to any other available security or other available right or remedy; (g) the sale, exchange, pledge, release, disposition, surrender, loss, destruction, damage to or impairment of, any property now or hereafter directly or indi-rectly securing any of the Obligations; (h) the creation, perfec-tion, continuation, amendment, modification, invalidity, voidabi-lity, unenforceability, compromise, settlement, subordination, release, waiver, discharge, impairment or loss of priority, in whole or in part, of, any security interest, lien or assignment directly or indirectly securing any of the Obligations; and (i) - any other event, circumstance or condition which might otherwise constitute a legal or equitable discharge of a surety or a guar-antor. Each of Guarantors also hereby waives: (a) all claims, causes of action and rights of such Guarantor against Agent, any Lender or Issuing Bank on account of actions taken or not taken by any of them in the exercise of any of their rights or remedies hereunder or under law, provided that the same did not arise from their gross negligence or willful misconduct; (b) all claims and causes of action of such Guarantor against Agent, any Lender or Issuing Bank for punitive, exemplary, indirect, special, conse-quential or other non-compensatory damages; (c) all rights of redemption of such Guarantor with respect to any property direct-ly or indirectly securing any of the Obligations or this Guaran-ty; (d) all rights of such Guarantor to have marshalled any prop-erty directly or indirectly securing any of the Obligations or this Guaranty; (e) diligence in the enforcement or collection of all of the Obligations, and presentment, demand, protest, notice of protest, notice of dishonor and notice of nonpayment with respect to all of the Obligations, and all other notices of any kind whatsoever; (f) the benefit of any exemption of real proper-ty or personal property from execution, levy or sale, whether now existing or hereafter adopted; and (g) the benefit of any "one action" or other statute or rule of law inconsistent with the terms hereof. Each of Guarantors also hereby waives any and all rights of subrogation, reimbursement, contribution, indemnifica-tion, exoneration and all other rights and claims which such Guarantor may now or hereafter have against Borrower, or against any other person directly or indirectly, contingently or noncon-tingently, liable for or obligated upon any of the Obligations ("Other Obligated Party"), arising on account of this Guaranty or any sums paid by Guarantor or collected pursuant to this Guaran-ty. In furtherance, and not in limitation, of the preceding waiver, each of Guarantors agrees that any sums paid by Guarantor or collected pursuant to this Guaranty shall be deemed a contri-bution to the capital of Borrower or Other Obligated Party, as the case may be, and shall not constitute any Guarantor a credi-tor of Borrower or such Other Obligated Party. Any money or other property that Agent, any Lender or Issuing Bank may receive in respect of any of the Obligations from any source whatsoever may, subject to applicable law and agreements, be applied to any of the Obligations, whether secured or unsecured.

        6. Expenses. Guarantors jointly and severally agree to pay to Agent, each Lender and Issuing Bank, upon its demand from time to time, the amount of all expenses, including reason-able attorneys' fees and expenses, paid or incurred by it (a) in exercising or enforcing or consulting with counsel concerning any of its rights hereunder or under law, or (b) in defending any and all non-meritorious or previously waived demands, claims, coun-terclaims, cross-claims, causes of action, litigation and pro-ceedings of every kind and nature asserted, commenced or insti-tuted against it, or any of its officers, directors, employees or agents, by any of Guarantors on account of, as a result of or relating to, any action taken or not taken by Agent, any Lender or Issuing Bank in connection with, the Obligations or enforce-ment or exercise by it of any of its rights or remedies under this Guaranty, the Credit Agreement or any of the other Credit Documents. Guarantors also jointly and severally agree to pay to Agent, each Lender and Issuing Bank, upon its demand from time to time, interest on the outstanding amount of such expenses paid by it, from the date of its demand for payment of such expenses until the same are paid in full, at the rate from time to time applicable to Base Rate Loans.

        7. Confession of Judgment. Each of Guarantors hereby authorizes any clerk of court or any attorney-at-law to appear for such Guarantor before any court, having jurisdiction, within the United States or elsewhere, and, after one or more complaints filed, confess judgment against such Guarantor, either individu-ally or jointly with any or all of the other Guarantors, as of any time after any sums are payable hereunder for the amount of such sums, together with attorneys' fees equal to fifteen percent (15%) of the amount of such sums, for collection and release of all errors, and without stay of execution, and inquisition and extension upon any levy on real estate is hereby waived and con-demnation agreed to, and the exemption of personal property from levy and sale is also hereby expressly waived, and no benefit of exemption shall be claimed under any exemption law now in force or which may be hereafter adopted. The foregoing authorities and powers to confess judgment shall not be exhausted by one or more exercises of them or by any imperfect exercise of them, shall not be extinguished by any judgment entered because of them and may be exercised before, during or after sale, liquidation or other disposition Agent or any other person of any property directly or indirectly securing any of the Obligations or exercise or en-forcement by Agent, any Lender, Issuing Bank or any other person of any other right or remedy with respect to the Obligations. Each of Guarantors agrees that any agreements of such Guarantor contained in this Guaranty to pay any costs or expenses, includ-ing attorneys' fees and expenses, paid or incurred by Agent, any Lender or Issuing Bank shall not be merged into, or otherwise impaired by, any such judgment by confession, but none of Agent, Lenders and Issuing Bank shall be entitled to recover on account of such costs or expenses any amount in excess of the greater of
(a) such costs or expenses included in any judgments by confes-sion (without duplication), or (b) such costs or expenses actual-ly paid or incurred by it.

        8. Payments. All payments required to be made by Guarantors under this Guaranty shall be made by Guarantors with-out setoff, counterclaim or deduction.

        9. Revocation and Continuation of Obligations. Any Guarantor may terminate such Guarantor's continuing agreements under this Guaranty by giving a Revocation Notice; provided, however, that no Revocation Notice shall be or become effective until the fifth (5th) Business Day (the "Termination Date") after the day on which such Revocation Notice shall have been received by Agent, each Lender and Issuing Bank; and provided further that no Revocation Notice shall diminish, impair or otherwise affect the liability of any other Guarantor hereunder, or affect any liability of such Guarantor hereunder with respect to (a) any Obligations arising prior to the Termination Date, (b) any Obli-gations arising on or after the Termination Date (i) on account of or in connection with any Obligations arising prior to the Termination Date, including interest accruing on such Obliga-tions, or (ii) on account of or in connection with any contingent or noncontingent commitment of any Lender or Issuing Bank (in-cluding any Letter of Credit) issued prior to the Termination Date, (c) any Obligations arising or re-arising on or after the Termination Date on account of or in connection with any Restored Payments originally received with respect to any Obligations described in clauses (a) or (b) above and rescinded or recovered from or restored or returned by Agent, any Lender or Issuing Bank on or after the Termination Date, or (d) expenses paid or in-curred by Agent, any Lender or Issuing Bank (and interest there-on) which are payable or reimbursable by such Guarantor to Agent, each Lender and Issuing Bank pursuant to this Guaranty, whether paid or incurred prior to, on or after the Termination Date. Any Guarantor may revoke any Revocation Notice given by it, either before or after the Termination Date, by giving notice thereof to Agent, each Lender and Issuing Bank, whereupon the liability and obligations of such Guarantor under this Guaranty shall continue and be reinstated as though such Revocation Notice had not been given. Notwithstanding any Revocation Notice by any Guarantor, such Guarantor shall continue to observe, comply with and perform all warranties, covenants, conditions and agreements to be ob-served, complied with or performed by such Guarantor under this Guaranty until there shall have been paid in full (a) all Obliga-tions arising prior to the Termination Date, (b) all Obligations arising on or after the Termination Date (i) on account of or in connection with Obligations arising prior to the Termination Date, or (ii) on account of or in connection with all contingent and noncontingent commitments of each Lender and Issuing Bank issued prior to the Termination Date, and (c) all contingent and noncontingent obligations and liabilities of such Guarantor to Agent, each Lender and Issuing Bank under or pursuant to this Guaranty.

       10. Modifications and Notices. No modification or waiver of any provision of this Guaranty, and no consent to any failure of any Guarantor to comply with any provision of this Guaranty, shall be effective unless the same shall be in writing and signed by the party against whom enforcement thereof is sought, and then such modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon any Guarantor in any circumstance shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in the same, similar or other circumstances. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing and shall be deemed to have been duly given or made when delivered by hand, or, if earlier, three (3) calendar days after being deposited in the mail postage prepaid, provided that any such notice or communication to any Guarantor shall be hand-de-livered or transmitted to such Guarantor at the Guarantor Address (or at such other address as such Guarantor may specify to Agent, Lenders and Issuing Bank in writing from time to time), any such notice or communication to Agent shall be hand-delivered or tra-nsmitted to Agent at the Agent Notice Address (or at such other address as Agent may specify to Guarantors in writing from time to time), and any such notice or communication to any Lender or Issuing Bank shall be hand-delivered or transmitted to such Lend-er or Issuing Bank at the address provided for such person in Subsection 10.3 of the Credit Agreement. Notwithstanding the foregoing, no Revocation Notice shall be or become effective until the fifth (5th) Business Day after the day on which the same shall actually have been received by Agent, each Lender and Issuing Bank.

       11. Applicable Law, Jurisdiction and Service of Pro-cess. The performance and construction of this Guaranty shall be governed by the internal laws of the State of Maryland (exclusive of principles of conflicts of laws). Guarantor agrees that any suit, action or proceeding instituted with respect to this Guar-anty may be brought in any state or federal court located in the State of Maryland. Each of Guarantors consents to the in perso-nam jurisdiction of such courts and irrevocably waives any objec-tion to, and any right of immunity from, the jurisdiction of such courts or the execution of judgments resulting therefrom, on the grounds of venue or the convenience of the forum. Each of Guar-antors agrees that service of process in any such suit, action or proceeding may be effected by mailing a copy thereof by regis-tered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at the Guarantor Ad-dress (or at such other address as such Guarantor may specify to Agent, Lenders and Issuing Bank); provided, however, that nothing contained herein shall affect the right to effect service of process in any other manner permitted by law.

       12. Successors and Invalidity. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and each reference in this Guaranty to any of the parties hereto shall be deemed to include the successors and assigns of such party, including, in the case of each Guarantor, the debtor, debtor in possession or trustee in any case under any chapter of the United States Bank-ruptcy Code in which such Guarantor is debtor. Each of Guaran-tors acknowledges and agrees that, subject to applicable law and agreements, any of Lenders or Issuing Bank may at any time, in its discretion, assign, transfer or pledge to any person, or grant to any person a security interest in, this Guaranty, the Credit Agreement, any of the other Credit Documents or any of its rights hereunder or thereunder. Subject to applicable law and agreements, any of Lenders or Issuing Bank may sell, in such amounts, upon such terms and to such persons as it may determine, participations in its interests under this Guaranty, the Credit Agreement and/or any of the other Credit Documents. If any term, provision or condition, or any part thereof, of this Guaranty shall for any reason be found or held invalid or unenforceable by any court or governmental agency, such invalidity or unenforceab-ility shall not affect the remainder of such term, provision or condition, nor any other term, provision or condition, and this Guaranty shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained herein; provided, however, that if any rate of interest provided under this Guaranty does or shall exceed the maximum interest rate which any Guarantor is permitted by law to agree to pay, then such rate of interest shall immediately be deemed to be reduced to such maximum rate and all previous payments of inter-est in excess of the maximum rate shall be deemed to have been payments in reduction of amounts bearing interest and not of interest.

       13. Survival and Merger. All representations, warran-ties, covenants and agreements of each of Guarantors contained herein shall survive the execution and delivery of this Guaranty. This Guaranty contains the entire agreement of the parties with respect to the matters covered and the transactions contemplated hereby, and no agreement, statement or promise made by any Guar-antor, Agent, any Lender or Issuing Bank, or by any of their employees, officers, agents or attorneys, which is not contained herein, shall be valid or binding.

      14. Concerning the Credit Agreement. Each of Guaran-tors acknowledges that such Guarantor has received for its review a complete copy of the Credit Agreement and the other Credit
Documents as in effect on the date hereof.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed under seal the day and year first above writ-ten.


ATTEST/WITNESS:                 AAI SYSTEMS MANAGEMENT, INC.
                                   AAI/ACL TECHNOLOGIES, INC.
                                   AAI ENGINEERING SUPPORT INC.
                                   AAI CALIFORNIA CARSHELL, INC.
                                   AAI MEDICAL CORPORATION



                                By:__________________________(S-
EAL)
                                     Paul J. Michaud
                                     Vice President of each of
                                     the foregoing Debtors










[SIGNATURES CONTINUED]
[SIGNATURES CONTINUED]


                                   UIC - DEL. CORPORATION
                                   AAI INTERNATIONAL, INC.
                                   AAI MICROFLITE SIMULATION
                                      INTERNATIONAL CORPORATION
                                   SETI, INC.



                                By:__________________________(S-
EAL)
                                     Paul J. Michaud
                                     President of each of the
                                     foregoing Debtors



                                SYMTRON SYSTEMS, INC.



                                By:__________________________(S-
EAL)
                                     Bernard Fein
                                     Chief Executive Officer


                                   UNITED INDUSTRIAL
                                      CORPORATION



                                By:__________________________(-
SEAL)
                                     Bernard Fein
                                     President

STATE OF MARYLAND, CITY OF BALTIMORE, SS:

       I HEREBY CERTIFY that on this 13th day of October, 1994, before me, the undersigned, a Notary Public of said State, per-sonally appeared Paul J. Michaud, who acknowledged himself to be the Vice President of each of AAI Systems Management, Inc., AAI/- ACL Technologies, Inc., AAI Engineering Support Inc., AAI Cali-fornia Carshell, Inc., and AAI Medical Corporation, and the Pres-ident of each of UIC - DEL. Corporation, AAI International, Inc., AAI Microflite Simulation International Corporation and Seti, Inc., and that he, as such, being authorized so to do, executed the foregoing instrument for the purposes therein contained.

       WITNESS my hand and Notarial Seal.




                                        Notary Public

My Commission expires:

     10/1/97


STATE OF                   , COUNTY/CITY OF              , SS:

       I HEREBY CERTIFY that on this _______ day of ___________- _______, 1994, before me, the undersigned, a Notary Public of said State, personally appeared Bernard Fein, who acknowledged himself to be the Chief Executive Officer of Symtron Systems, Inc., and the President of United Industrial Corporation, and that he, as such, being authorized so to do, executed the forego-ing instrument for the purposes therein contained.

       WITNESS my hand and Notarial Seal.




                                        Notary Public

My Commission expires: